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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in this registration statement of The Turner Corporation on Form S-3 of our report dated February 19, 1998 included herein and to all references to our Firm included in this registration statement.

                                                             ARTHUR ANDERSEN LLP

New York, New York
March 3, 1999